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                                                                    EXHIBIT 23.3

                               CONSENT OF COUNSEL

    We consent to the reference to us under the heading "Experts" in this Registration Statement on Form S-1.

/s/ RAEVENTER LAW GROUP
Raeventner Law Group


March 7, 2000